UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2025

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Numbers: 333-253034-01; 333-278415-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034; 333-278415	23-2259884
(State or other jurisdiction of incorporation of Registrant)	(Commission File Numbers of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2025, Verizon Master Trust (the “Trust”), a Delaware statutory trust, and Cellco Partnership d/b/a Verizon Wireless (“Cellco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Barclays Capital Inc., TD Securities (USA) LLC and Truist Securities, Inc., acting on behalf of themselves and as representatives of the several underwriters named therein, for the sale of certain notes of Series 2025-3.  On or about March 31, 2025 (the “Closing Date”), the Trust will issue the following classes of notes in the following amounts: (i) Class A-1a Asset-Backed Notes with an initial note balance of $706,008,000; (ii) Class A-1b Asset-Backed Notes with an initial note balance of $185,000,000; (iii) Class B Asset-Backed Notes with an initial note balance of $68,120,000; and (iv) Class C Asset-Backed Notes with an initial note balance of $40,872,000 (collectively, the “Notes”).  Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01	Other Events.

On the Closing Date, (a) the Trust, as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and note paying agent, will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), pursuant to which the Trust will issue the Notes; and (b) the Trust, as grantor, the Indenture Trustee, as secured party, and U.S. Bank National Association, as financial institution, will enter into a Series 2025-3 Account Control Agreement, to be dated as of the Closing Date (the “Series 2025-3 Account Control Agreement”), related to the pledge and grant of “control” (as such term is defined in the Uniform Commercial Code as in effect on the Closing Date in New York) of certain accounts related to Series 2025-3 to the Indenture Trustee, on behalf of the holders of the Notes.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the related registration statement.  Attached as Exhibit 4.2 is the form of the Indenture, as Exhibit 10.7 is the form of the Series 2025-3 Account Control Agreement, and as Exhibit 10.9 is the Second Amended and Restated Asset Representations Review Agreement listed below.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 25, 2025, among the Trust, Cellco and BofA Securities, Inc., Barclays Capital Inc., TD Securities (USA) LLC and Truist Securities, Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1*
Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), Cellco, as servicer, and the creditor representatives from time to time party thereto.

4.2	Indenture, to be dated as of March 31, 2025, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

10.1*	Amended and Restated Trust Agreement, dated as of May 25, 2021, between Verizon ABS II LLC, as depositor (the “Depositor”) and Wilmington Trust, National Association, as owner trustee.

10.2*	Originator Receivables Transfer Agreement, dated as of May 25, 2021, between the originators party thereto from time to time and the Depositor.

10.3*	Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4*	Transfer and Servicing Agreement, dated as of May 25, 2021, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5*	Administration Agreement, dated as of May 25, 2021, between the Trust and Cellco, as administrator.

10.6*	Account Control Agreement, dated as of May 25, 2021, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7
Series 2025-3 Account Control Agreement, to be dated as of March 31, 2025, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.8*	Parent Support Agreement, dated as of May 25, 2021, by Verizon Communications Inc. and accepted and acknowledged by the Depositor, the Trust and the Master Collateral Agent.

10.9	Second Amended and Restated Asset Representations Review Agreement, dated as of April 23, 2024, among the Trust, Cellco, as servicer, and Pentalpha Surveillance LLC, as asset representations reviewer.

36.1	Depositor Certification, dated March 25, 2025, for shelf offerings of asset-backed securities.

99.1**
Omnibus Amendment No. 1 to the Master Collateral Agency and Intercreditor Agreement, the Originator Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement and the Transfer and Servicing Agreement, dated as of November 4, 2021, among the Trust, the Master Collateral Agent, the originators then party to the Originator Receivables Transfer Agreement, the Depositor, Verizon DPPA Master Trust, and Cellco, as servicer, marketing agent, custodian and administrator.

99.2***
Omnibus Amendment No. 2 to the Master Collateral Agency and Intercreditor Agreement and the Amended and Restated Trust Agreement, dated as of August 11, 2022, among the Trust, U.S. Bank National Association, as master collateral agent, Wilmington Trust, National Association, as owner trustee, Verizon DPPA True-up Trust, Verizon ABS II LLC and Cellco Partnership d/b/a Verizon Wireless.

99.3****	Amendment No. 2 to the Additional Transferor Receivables Transfer Agreement, dated as of December 22, 2023, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

99.4*****	Amendment No. 3 to the Master Collateral Agency and Intercreditor Agreement, dated as of August 30, 2024, among the Trust, the Master Collateral Agent and Cellco, as administrator.

_________

* Previously filed on Form 8-K on May 25, 2021.
** Previously filed on Form 8-K on November 4, 2021.
*** Previously filed on Form 8-K on August 11, 2022.
**** Previously filed on Form 8-K on December 22, 2023.
***** Previously filed on Form 8-K on September 3, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:   /s/ Jon Ransegnola
        Name:   Jon Ransegnola
        Title:     Assistant Treasurer

Date:  March 27, 2025